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                                                                 EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-67676.


                                      ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
  March 12, 1999